UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                   Date of report: March 2, 2004
                  (Date of earliest event report)

                       eCom eCom.com, Inc.
     -------------------------------------------------------
     (Exact name of Registrant as specified in its charter)

        Florida                              65-0538051
 --------------------------------	 -------------------
 (State or other jurisdiction            (IRS Employer
  of incorporation)	                  Identification No.)

                             000-23617
                       ---------------------
                       (Commission File No.)

                     8125 Monetary Dr. Ste. H-4
                      Riviera Beach, FL 33404
                           561-622-4395
 (Address and Telephone Number of Principal Executive Offices)

                               N/A
 (Former name or former address, if changed since last report)

                          David J. Panaia
                     8125 Monetary Dr. Ste. H-4
                      Riviera Beach, FL 33404
                           561-622-4395
    (Name, Address and Telephone Number of Agent for Service)


ITEM 5.  Other Events and Required FD Disclosure


The Board of Directors has approved the spin off of eCom eCom.com's (ECEC) remaining subsidiary companies as separate publicly owned entities. Previously, two (2) companies were successfully spun off. This will now bring the total to ten (10) individual operating companies being spun off. Shareholder dividend benefits may vary with each transaction.

Notification of the spin off plan has been sent to NASDAQ.

Additionally, the Parent Company (ECEC) intends to enter into an agreement to acquire or merge with an operating company which can not be disclosed at this time. Information will be made available through the Company's web site at www.ecomecom.net when completed.

For the first spin off, USA SportsNet now American Capital Holdings (ACH), the Date of Record is Jan 5, 2004, which means that stockholders as of that date are entitled to a Due Bill for one (1) share of ACH for every twenty
(20) shares of the parent company -ECEC owned. If a shareholder sells its ECEC shares between Jan 5,2004 and the Distribution or Payment Date (when shares are actually mailed out) the new stockholder of those shares is entitled to the Due Bill.

The Distribution Date is determined by the SEC ruling that the Registration Statement filing is effective. Usually it takes between one to three months to get the SEC ruling depending upon the questions they might want answers to.

The same applies to the second spin off, Freedom4Wireless, only the Date of Record is Feb. 23, 2004. Future spin off record dates will be announced as they occur.




FORWARD-LOOKING STATEMENTS

This report contains "forward-looking" statements, as that term is defined by federal securities laws. You can find these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate" and similar words in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. Risks and uncertainties that could cause actual results to vary materially from those anticipated by the forward-looking statements included in this report include unexpected difficulties in preparing the additional cash reconciliation.





SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




eCom eCom.com, Inc.
(Registrant)




Date: March 2, 2004
 /s/ David J. Panaia


David J. Panaia
Chairman and Chief Executive Officer